Supplement dated September 19, 2014 to:

The Value Line Fund, Inc. Statement of Additional Information dated May 1, 2014	Value Line Core Bond Fund Statement of Additional Information dated May 1, 2014
Value Line Income and Growth Fund, Inc. Statement of Additional Information dated May 1, 2014	Value Line Tax Exempt Fund, Inc. Statement of Additional Information dated July 1, 2014
Value Line Premier Growth Fund, Inc. Statement of Additional Information dated May 1, 2014	Value Line Small Cap Opportunities Fund, Inc. Statement of Additional Information dated August 1, 2014
Value Line Larger Companies Fund, Inc. Statement of Additional Information dated May 1, 2014	Value Line Asset Allocation Fund, Inc. Statement of Additional Information dated August 1, 2014

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional

Information (“SAI”) and any existing Supplements thereto.

Effective September 19, 2014, Daniel S. Vandivort has resigned from the Board of Trustees and Board of Directors, as applicable, of the Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Premier Growth Fund, Inc., Value Line Larger Companies Fund, Inc., Value Line Core Bond Fund, Value Line Small Cap Opportunities Fund, Inc., Value Line Asset Allocation Fund, Inc., and Value Line Tax Exempt Fund, Inc., (the “Funds”). In connection therewith, Mr. Vandivort has also resigned his positions on the Audit Committee and Nominating/Governance Committee of each Fund. Accordingly, effective September 19, 2014, all references to Mr. Vandivort with respect to periods after that date are hereby deleted.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE